                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934



Filed by the Registrant   [ X ]
Filed by a Party other than the Registrant   [   ]

Check the appropriate box:
[ X ]   Preliminary Proxy Statement      [   ]   Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))

[   ]   Definitive Proxy Statement
[   ]   Definitive Additional Materials
[   ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                     FIRST CHESAPEAKE FINANCIAL CORPORATION
                (Name of Registrant as Specified in its Charter)

                                      N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[ X ]   No fee required.
[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
        0-11.

        (1)  Title of each class of securities to which transaction applies:

        (2)  Aggregate number of securities to which transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

        (4)  Proposed maximum aggregate value of transaction:

        (5)  Total fee paid:

[   ]     Fee paid previously with preliminary materials.
[   ]     Check box if any part of the fee is offset as provided by Exchange Act
          Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)  Amount previously paid:

        (2)  Form, schedule, or registration statement no.:

        (3)  Filing party:

        (4)  Date filed:

                                 PRELIMINARY

                    FIRST CHESAPEAKE FINANCIAL CORPORATION
                      9100 Arboretum Parkway, Suite 160
                          Richmond, Virginia  23236


                   Notice of Annual Meeting of Shareholders
                         To Be Held on June 30, 1997


TO THE SHAREHOLDERS OF FIRST CHESAPEAKE FINANCIAL CORPORATION:

          The annual meeting of shareholders of First Chesapeake Financial Corporation (the "Company") will be held at the Company's offices at 9100 Arboretum Parkway, Suite 160, Richmond, Virginia 23236 on June 30, 1997, at 10:00 A.M., local time, for the following purposes:

          1.   To elect three Directors for the ensuing year;

          2. To vote on an amendment to the Company's Bylaws reducing the number of required members of the Board of Directors from four to three;

          3. To ratify the selection by the Board of Directors of BDO Seidman to serve as the Company's independent certified public accountants for the fiscal year ending December 31, 1997; and

          4. To transact such other business as may properly come before the meeting or any adjournments thereof.

        The close of business on May 30, 1997, has been fixed as the record date for the annual meeting. All shareholders of record as of that date are entitled to notice of and to vote at the meeting and any adjournment thereof.

                              By Order of the Board of Directors


                              C. Harril Whitehurst, Jr.
                              Secretary


May 30, 1997

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY. YOU MAY WITHDRAW THIS PROXY AT ANY TIME BEFORE YOUR SHARES ARE ACTUALLY VOTED AND MAY VOTE YOUR OWN SHARES IF YOU ATTEND THE MEETING IN PERSON.

                                 PRELIMINARY

                    FIRST CHESAPEAKE FINANCIAL CORPORATION
                      9100 Arboretum Parkway, Suite 160
                          Richmond, Virginia  23236


                               PROXY STATEMENT
                    TO BE MAILED ON OR ABOUT MAY 30, 1997
                                     FOR
                       ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD JUNE 30, 1997


        The enclosed proxy is solicited by and on behalf of the Board of Directors of First Chesapeake Financial Corporation (the "Company") for use at the Annual Meeting of Shareholders of the Company to be held June 30, 1997, or any adjournments thereof, for the purposes set forth in this Proxy Statement and the attached Notice of Annual Meeting of Shareholders. If sufficient proxies are not returned in response to this solicitation, supplementary solicitations may be made by mail or by telephone or personal interview by directors, officers, and regular employees of the Company, none of whom will receive additional compensation for these services. The Company reserves the right to retain an outside proxy solicitation firm to assist in the solicitation of proxies, but at this time does not have plans to do so. Costs of solicitation of proxies will be borne by the Company, which will reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries for reasonable out-of-pocket expenses incurred by them in forwarding proxy materials to the beneficial owners of stock held by them.

        The stock represented by all properly executed proxies received by the Secretary of the Company and not revoked will be voted for the election of all the directors nominated, unless the shareholder directs otherwise in the proxy, in which event such stock will be voted in accordance with such directions. Any proxy may be revoked at any time before the shares to which it relates are voted either by giving written notice (which may be in the form of a substitute proxy delivered to the secretary of the meeting) or by attending the meeting and voting in person.

        A majority of the votes entitled to be cast on matters to be considered at the meeting constitutes a quorum. If a share is represented for any purpose at the meeting, it is deemed to be present for quorum purposes and for all other matters as well. Abstentions and shares held of record by a broker or its nominee ("Broker Shares") that are voted on any matter are included in determining the number of votes present or represented at the meeting. Broker Shares that are not voted on any matter at the meeting will not be included in determining whether a quorum is present at such meeting.

        The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of common stock cast in the election of directors at a meeting at which a quorum is present. Votes that are withheld and Broker Shares that are not voted in the election of directors will not be included in determining the number of votes cast and, therefore, will have no effect on the election of directors. The affirmative vote of the holders of a majority of the outstanding shares of the Company's common stock shall be required for approval of the amendment of the Company's Bylaws. The affirmative vote of the holders of a majority of the votes cast will be required to act on ratification of the selection of BDO Seidman as the Company's independent certified public accountants and on all other matters to come before the Annual Meeting.


                  VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

Record Date

        The Board of Directors has fixed the close of business on May 30, 1997, as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting and any adjournment thereof. As of the close of business on the record date, 4,621,550 shares were outstanding and entitled to vote at the annual meeting. All of such shares were of one class, with equal voting rights, and each holder thereof is entitled to one vote on all matters voted on at the Annual Meeting for each share registered under such holder's name.

Stock Ownership of Certain Beneficial Owners and Management

        The table below sets forth information regarding: beneficial ownership of the Company's common stock as of May 30, 1997 by (a) each person known by the Company to own beneficially more than 5 percent of such stock, (b) each director or nominee of the Company, (c) each executive officer of the Company named in the Summary Compensation Table individually and (d) all directors and executive officers of the Company as a group. Unless otherwise indicated, the address for each of the listed individuals is: First Chesapeake Financial Corporation, 9100
Arboretum Parkway, Suite 160, Richmond, Virginia  23236.

                                                           Percent
Name and Address of               Amount and Nature of       of
Beneficial Owner <F1>             Beneficial Ownership     Total <F2>
--------------------              --------------------     ---------
Mark Mendelson                           1,126,000           22.4%
Max E. Gray <F3>                         1,025,000           21.8%
C. Harril Whitehurst, Jr. <F4>             575,000           12.2%
L. Anthony Bottoms, III                    500,000           10.8%
John E. Dell <F5>                          450,000            9.7%
Robert L. Suthard <F6>                      50,000            1.1%
John D. Mazzuto <F6>                        50,000            1.1%
Janet W. Stagg <F7>                         10,000            <F8>
All Directors and Officers
  as a group (six persons)               2,836,000           53.7%

<F1>
Unless otherwise indicated, each person has sole voting and investment powers with respect to the shares specified opposite his or her name.
<F2>
Does not include 2,500,000 shares of common stock issuable upon exercise of the Class A and Class B Warrants included in the Units sold in the initial public offering.
<F3>
Consists of 500,000 shares of common stock and 75,000 shares issuable upon the exercise of stock options directly owned by Mr. Gray, and 450,000 shares of common stock as to which Mr. Gray has voting power pursuant to a proxy granted to Mr. Gray by John E. Dell.
<F4>
Includes 75,000 shares of common stock issuable upon the exercise of stock options.
<F5>
All shares are subject to proxy granted to Mr. Gray.
<F6>
Includes 50,000 shares of common stock issuable upon the exercise of stock options. Indicated individual resigned as a Director of the Company as of December 31, 1996.
<F7>
Represents 10,000 shares of common stock issuable upon the exercise of stock options.
<F8>
Less than 1% of the Company's outstanding common stock.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

        The Company's Board of Directors presently consists of three directors. The terms of the current Directors, Messrs. Mendelson, Gray, and Whitehurst will expire at the time of the annual meeting of shareholders, and the Company proposes the reelection of Messrs. Mendelson, Gray and Whitehurst.

        Unless otherwise instructed on the proxy, the shares represented by proxies will be voted for the election as directors of all of the nominees named below. Each of the nominees has consented to being named as a nominee in the Proxy Statement and has agreed that, if elected, he will serve on the Board of Directors for a term which will run until the next annual meeting of shareholders and until his successor has been elected. If any nominee becomes unavailable for any reason, the shares represented by proxies may be voted for a substitute nominee designated by the Board of Directors. The Company is not aware of any family relationship among any of the directors, executive officers or nominees to become directors or executive officers of the Company.

        The names, positions, ages and backgrounds of nominees for director of the Company are set forth below.

Name                   Age      Position
----                   ---      --------
Max E. Gray             47      Chairman of the Board, President, and Chief
                                Executive Officer. Mr. Gray is also Chairman of the Board of Directors of American Mortgage
                                Express, Inc. (ceased operations in January
                                1997) and First Chesapeake Funding Corporation, subsidiaries of the Company. He served as an Executive Vice President of Pioneer Federal
                                Savings Bank from January 1984 until May 1992.
                                Mr. Gray has been a director of the Company since 1992.

C. Harril Whitehurst    46      Executive Vice President, Chief Financial
                                Officer, and Secretary. Mr. Whitehurst is also an Executive Vice President, Secretary and
                                Director of American Mortgage Express, Inc.
                                (ceased operations in January 1997) and First
                                Chesapeake Funding Corporation, subsidiaries of the Company. He was an audit partner with BDO
                                Seidman from 1984 until 1992. He has been a director of the Company since 1992.

Mark Mendelson          40      Since 1984 Mr. Mendelson has served as Chairman
                                and Chief Executive Officer of Hampton Real
                                Estate Group, Inc., a diversified professional real estate brokerage, development, and management firm. Mr. Mendelson has been a director of the Company since August 1996.



PROXIES RECEIVED IN RESPONSE TO THIS SOLICITATION WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED ABOVE IN ALL EVENTS UNLESS OTHERWISE SPECIFIED IN THE PROXY.

                                   PROPOSAL 2
          AMENDMENT OF THE BYLAWS REDUCING THE NUMBER OF REQUIRED MEMBERS
                 OF THE BOARD OF DIRECTORS FROM FOUR TO THREE

        Under the Company's current organizational documents, the Articles of Incorporation require not less than three directors and the Bylaws require not less than four. The proposed amendment to the Company's Bylaws would make its requirement for the minimum number of directors consistent with the same requirement in the Restated Articles of Incorporation. The proposed amendment is set out in Annex 1 to this Proxy Statement. Other than with respect to the amendment, the Restated Articles of Incorporation and Bylaws would remain unchanged.

Vote Required

        Approval of the change in the minimum number of directors required by the Company's Bylaws (Proposal 2) will require the affirmative vote of the holders of at least a majority of the outstanding shares of the Company's common stock. The amendment has been unanimously approved by the Board of Directors and, assuming requisite stockholder approval, will become effective upon the affirmative vote of the holders of a majority of the Company's outstanding shares.

        In the event the proposal is not approved or a vacancy occurs on the Board during the year, the remaining members of the Board of Directors may fill such vacancy and the Director so elected shall serve until the next annual shareholders' meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE PROPOSAL TO AMEND THE COMPANY'S BYLAWS. PROXIES RECEIVED IN RESPONSE TO THIS SOLICITATION WILL BE VOTED FOR THE PROPOSAL TO AMEND THE COMPANY'S BYLAWS UNLESS OTHERWISE SPECIFIED IN THE PROXY.


                      MEETINGS AND COMMITTEES OF THE BOARD

        The Board of Directors held eight meetings during 1996. Other than Mr. Mendelson who was not elected to the Board of Directors until August 1996, each incumbent director standing for reelection attended all of such meetings of the Board of Directors. In 1995, the Board of Directors created the Nominating Committee, the members of which are Messrs. Gray and Whitehurst. The Board of Directors has no other committees. The purpose of the Nominating Committee is to recommend to the Board of Directors candidates for election to the Board.
The Nominating Committee met on April 30, 1997.

        The Nominating Committee considers nominees for the Board recommended by the Company's shareholders. A shareholder who is interested in nominating a person to the Board should submit to the Secretary of the Company written notice of his or her intent to make such nomination. Such notice must be given either by personal delivery or by United States mail, postage prepaid, not later than 120 days in advance of the annual meeting, or with respect to a special meeting of shareholders for the election of directors, the close of business on the seventh day following the date on which notice of such meeting is first given to shareholders. Such notice should include biographical information about the candidate and his or her qualifications for office.

Section 16(a) Compliance

        Section 16(a) of the Securities Exchange Act requires the Company's officers and directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4, and 5 with the Securities and Exchange Commission ("SEC") and the National Association of Security Dealers. Officers, directors, and greater than ten percent (10%) beneficial owners are required by SEC regulation to furnish the Company with copies of all Forms 3, 4, and 5 they file.

        Based solely on the Company's review of the copies of such forms it has received, the Company believes that all its officers, directors, and greater than ten percent (10%) beneficial owners complied with all filing requirements applicable to them with respect to transactions during the fiscal year ended December 31, 1996, other than a late filing by Janet W. Stagg, a key employee.

Compensation of Directors

        Directors who are not executive officers of the Company are entitled to receive $300 per meeting of the Board of Directors or a committee thereof attended by the Director. All directors are reimbursed for travel expenses incurred as a result of service on the Board of Directors.

Compensation of Executive Officers

                           Summary Compensation Table

        The following table sets forth, for the three year period ending
December 31, 1996, certain information as to the total remuneration paid to each of the Company's executive officers whose total annual salary and bonus exceeded
$100,000 for services in all capacities:

                                                               All
                                 Annual Compensation          Other
Name and                  ---------------------------------  Compen-
Principal                                            Other   sation
Position <F1>             Year    Salary     Bonus    <F2>    <F3>
-----------------         ----   --------   -------  ------  ------
May E. Gray               1996   $100,000   $    --  $7,200  $9,799
President and CEO         1995    100,000    25,000   7,200   9,144
                          1994    100,000        --   7,200   8,174

C. Harril Whitehurst, Jr. 1996    100,000   $    --   7,200   9,500
Executive Vice            1995    100,000    25,000   7,200   8,898
President and CFO         1994    100,000        --   7,200   8,039


<F1>
No other executive officer had compensation whose salary and bonus exceeded $100,000.
<F2>
Includes perquisites, including automobile insurance.
<F3>
Includes premiums paid for health, disability, and life (where the spouse is the beneficiary) insurance.

Options/SAR Grants Table

        The Company did not during the year ended December 31, 1996, award individual grants of stock options or SARs to the executive officers named in the Summary Compensation Table.

Options/SAR Exercises and Year-End Value Table

        In May, 1992, the Board of Directors adopted and the Company's stockholders approved an Incentive Stock Option Plan (the "Plan"). The Plan became effective June 1, 1992. Pursuant to the Plan, 500,000 shares of the Company's common stock were made available for awards. Unless sooner terminated by the Board of Directors, the Plan will terminate on June 1, 2002. No awards may be made under the Plan after its termination. The Plan is intended to provide a means to attract and retain experienced, knowledgeable, and qualified personnel for positions of substantial responsibility with the Company and to provide employees with additional incentive to promote the success of the Company (references to the "Company" in this section will include any parent and subsidiary corporations.)

        The Plan allows for Incentive Stock Options within the meaning of
Section 422 of the Internal Revenue Code of 1986, and for Non-qualified Stock Options not intended to qualify as Incentive Stock Options. Incentive Stock Options may be granted only to employees of the Company. Non-qualified Stock Options may be granted to employees as well as non-employee directors and consultants to the Company. Exercise prices under the Plan must be at fair market value per share at date of grant or, in the case of Incentive Stock Options granted to employees who own more than 10% of the voting power of all classes of stock of the Company, at 110% of the fair market value per share at date of grant.

        In May, 1996, Messrs. Gray and Whitehurst each surrendered options entitling each of them to purchase 25,000 shares of the Company's common stock. The Company granted John D. Mazzuto, a director of the Company at the time, options entitling him to purchase 50,000 shares of the Company's common stock at a purchase price of $0.25 per share.

        Option activity is summarized following:

                                                      December 31,
                                              ---------------------------
                                               1996      1995      1994
                                              -------   -------   -------
Outstanding options at beginning of year      460,000   500,000   450,000
Options granted                                50,000   210,000    50,000
Options cancelled                             (50,000) (250,000)     -
                                              -------   -------   -------
Outstanding options at end of year            460,000   460,000   500,000
                                              =======   =======   =======
Exercise prices
  Low                                         $   .25   $   .25   $  2.20
  High                                           2.50      2.50      8.00

Latest expiration date                        May 1,    July 24,  May 3,
                                              2001      2000      2000

        No options have been exercised as of December 31, 1996 nor were any individual grants of stock options made to any executive officers during the fiscal year ended December 31, 1996.


        The following table presents information concerning each exercise of stock options during the fiscal year ended December 31, 1996 by each of the named executive officers and the value of unexercised options at December 31, 1996:

Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values

                                                Number of
                                                  Shares        Value of
                                                Underlying    Unexercised
                                                Unexercised   In-the-Money
                            Shares                Options       Options
                           Acquired             at FY-End      at FY-End
                              on      Value    Exercisable/   Exercisable/
Name                       Exercise  Realized  Unexercisable  Unexercisable
--------------------       --------  --------  -------------  -------------
Max E. Gray                       0         0         75,000      <F1>
C. Harril Whitehurst, Jr.         0         0         75,000      <F1>
Janet W. Stagg                    0         0         10,000      <F1>

<F1>
None of the options are in-the-money at December 31, 1996 as the exercise price is equal to or higher than the closing price of the Company's common stock at December 31, 1996 of $0.16 per share.

Long-Term Incentive Plan Awards In Last Fiscal Year

        The Company does not sponsor any long-term incentive plan. Accordingly, the Company did not grant (nor has it ever granted) any stock appreciation rights or long-term incentives to any executive officers.

Employment Agreements

        The Company has entered into employment agreements with two of its executive officers. Each employment agreement could be terminated by the Board of Directors or the executive officer at any time. If the employee is terminated by the Board of Directors other than for cause (as defined in each agreement), the executive officer would be entitled to a continuation of salary and benefits that would otherwise be due him for a period of one (1) year from the date of termination of employment. At December 31, 1996, the Company's potential obligation under the contracts with the remaining two executives aggregates approximately $219,000.

        In addition, pursuant to the employment agreements, the Company agreed to grant Messrs. Gray and Whitehurst incentive stock options, effective June 1, 1992, entitling each of them to purchase 100,000 shares of the Company's common stock at a purchase price of $2.20 per share. Messrs. Gray and Whitehurst each surrendered in May, 1996 options entitling each of them to purchase 25,000 shares of the Company's common stock. The current base salary of each of Messrs. Gray and Whitehurst under his respective employment agreement is $100,000.


                       CERTAIN RELATED PARTY TRANSACTIONS

        On March 9, 1994, John E. Dell, Wallace L. Timmeny, as Trustee, and the Company entered into a Liquidating Trust Agreement (the "Trust Agreement") pursuant to which Mr. Dell transferred 550,000 shares of the Company's common stock and 300,000 warrants to purchase 300,000 shares of the Company's common stock to the Trustee (the shares and warrants transferred to the Trustee shall be collectively referred to as "Trust Securities"). The Trustee was obligated to use his best efforts to sell the Trust Securities prior to the second anniversary of the Trust Agreement. Mr. Dell continues to directly own 450,000 shares of the Company's common stock outside the Trust Agreement. In connection with the establishment of the Trust Agreement, Mr. Dell granted an irrevocable proxy to vote all of his shares and the Trust Securities to Max E. Gray, the president and chief executive officer of the Company.

        In December, 1994, the Trust Securities were sold by the Trustee to Mark Mendelson, an individual unrelated to the Company as an officer or director.
Mr. Dell continues to own 450,000 shares of the Company's common stock and Mr. Gray continues to have voting power over such stock.

        All of the transactions described above give retroactive effect to the 1-for-2 reverse stock split that occurred in July, 1993.

        There were no related party or interested party transactions involving the Company for the year ending December 31, 1996. In May, 1996, Messrs. Gray and Whitehurst each surrendered options entitling each of them to purchase 25,000 shares of the Company's common stock. The Company granted John D. Mazzuto options entitling him to purchase 50,000 shares of the Company's common stock at a purchase price of $0.25 per share.

                                   PROPOSAL 3
                         RATIFICATION OF APPOINTMENT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

        BDO Seidman served during the Company's year ended December 31, 1996, as its independent certified public accountants and has been selected by the Board of Directors to serve as the Company's independent certified public accountants for the current fiscal year. The Board requests the shareholders' ratification of such selection. Representatives from BDO Seidman will be present at the annual meeting of shareholders. Such representatives will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

PROXIES RECEIVED IN RESPONSE TO THIS SOLICITATION SHALL BE VOTED FOR RATIFICATION UNLESS OTHERWISE SPECIFIED IN THE PROXY.


                                 OTHER MATTERS

        The Board of Directors knows of no other matters to be brought before the meeting. If any other matters are properly presented, however, or if any question arises as to whether any matter has been properly presented and is a proper subject for shareholder action, the persons named as proxies in the accompanying proxy intend to vote the shares represented by such proxy in accordance with their best judgment.


                             SHAREHOLDER PROPOSALS

        The shareholders may present proposals for consideration at the 1998 annual meeting of shareholders of the Company for the inclusion in its proxy materials for such meeting. Any such proposal should be submitted in writing in accordance with Securities and Exchange Commission rules to First Chesapeake Financial Corporation, 9100 Arboretum Parkway, Suite 160, Richmond, Virginia 23236, Attention: C. Harril Whitehurst, Jr., Chief Financial Officer. Shareholder proposals must be received by December 1, 1997, to be included in the proxy materials for the 1998 annual meeting.


                         ANNUAL REPORT TO SHAREHOLDERS

        The Annual Report to shareholders of the Company for the year ended December 31, 1996, including audited consolidated financial statements, has been mailed to the shareholders concurrently herewith, but such report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material.

                              FURTHER INFORMATION

THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON FROM WHOM A PROXY IS SOLICITED BY THE BOARD OF DIRECTORS, UPON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934 FOR THE COMPANY'S YEAR ENDED DECEMBER 31, 1996. SUCH WRITTEN REQUEST SHOULD BE SENT TO FIRST CHESAPEAKE FINANCIAL CORPORATION, 9100 ARBORETUM PARKWAY, SUITE 160, RICHMOND, VIRGINIA 23236, ATTENTION: C. HARRIL WHITEHURST, JR., CHIEF FINANCIAL OFFICER.


                         By Order of the Board of Directors



                         C. Harril Whitehurst, Jr.
                         Secretary

May 30, 1997

                               ANNEX 1


        Section 2.2 of the Bylaws is deleted in its entirety and replaced with the following:

                The number of Directors constituting the Board of Directors shall be not less than three nor greater than seven, as determined by the Articles of Incorporation.

                     FIRST CHESAPEAKE FINANCIAL CORPORATION

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
               FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                                 JUNE 30, 1997


        The undersigned, having received the Annual Report to the Shareholders and the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement, dated May 30, 1997, hereby appoints Max E. Gray and C. Harril Whitehurst, Jr., or either of them, proxies, with full power of substitution, and hereby authorizes them to represent and vote the shares of Common Stock of First Chesapeake Financial Corporation (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held on Monday, June 30 1997, at 10:00 a.m., local time, and any adjournment thereof, and especially to vote as set forth below:

1.   ELECTION OF DIRECTORS

     [   ]  FOR all nominees listed     [   ]  WITHHOLD AUTHORITY
            below for the terms                to vote for all
            set forth in the Proxy             nominees listed
            Statement                          below

     Mark Menderson, Max E. Gray, and C. Harril Whitehurst, Jr.

     TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW:

     ________________________________________________________________


2.   AMENDMENT OF BYLAWS

     Approval of the amendment of the Company's Bylaws reducing the number of required members of the Board of Directors from four to three.

     FOR  [   ]     AGAINST  [   ]      ABSTAIN  [   ]


3.   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     Ratification of the selection by the Board of Directors of BDO Seidman to serve as the Company's independent certified public accountants for the fiscal year ending December 31, 1997.

     FOR  [   ]     AGAINST  [   ]      ABSTAIN  [   ]


4. IN THEIR DISCRETION, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournments thereof.

        If you specify a choice as to the action to be taken, this proxy will be voted in accordance with such choice. If you do not specify a choice, it will be voted FOR the named nominees in the Proxy Statement, FOR the amendment of the Company's Bylaws, FOR ratification of BDO Seidman as the Company's independent cerified public accountants for the fiscal year ending December 31, 1997 and in the discretion of the proxies for any other matter that is presented.

        Any proxy or proxies previously given for the meeting are revoked.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

        When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                         DATED:  ______________________, 1997


                         ________________________________________
                         (signature)


                         ________________________________________
                         (signature if held jointly)

                         Please sign exactly as the name appears
                         hereon.

                         I plan to attend the meeting.  [   ]